EXHIBIT 99.3

                            TF Financial Corporation

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                  June 30, 1996

                             (dollars in thousands)

                                                                          Branches of
                                                                              Cenlar
                                                                TF           Federal
                                                            Financial        Savings          Pro forma           Combined
          ASSETS                                          Corporation          Bank          adjustments          pro forma
          ------                                          -----------          ----          -----------          ---------
Cash and due from banks                                   $     24,850     $   136,445       $  (9,476)(1)       $   151,819
Investment securities, federal funds sold and
    interest bearing deposits in banks                         187,065             -               -                 187,065
Loans and leases, net of unearned discount                     307,790             159             -                 307,949
Less allowance for possible loan and lease losses                1,566             -               -                   1,566
                                                           -----------     -----------       ---------           -----------

          Net loans and leases                                 306,224             159             -                 306,383

Premises and equipment, net                                      6,353           1,325             -                   7,678
Goodwill and other intangibles                                     -               -             9,476(1)              9,476
Other assets                                                     4,418              27             -                   4,445
                                                           -----------     -----------       ---------           -----------

          Total assets                                     $   528,910     $   137,956       $     -             $   666,866
                                                           ===========     ===========       =========           ===========

          LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
    Deposits
       Non-interest bearing                               $      3,368    $     26,421       $     -             $    29,789
       Interest bearing                                        338,504         111,315             -                 449,819
                                                           -----------     -----------       ---------           -----------

          Total deposits                                       341,872         137,736             -                 479,608

    Liabilities for borrowed money                             103,359             -               -                 103,359
    Other liabilities                                            8,557             220             -                   8,777
                                                           -----------     -----------       ---------           -----------

          Total liabilities                                    453,788         137,956             -                 591,744
                                                           -----------     -----------       ---------           -----------

SHAREHOLDERS' EQUITY
    Common stock                                                   529             -               -                     529
    Additional paid-in capital                                  51,545             -               -                  51,545
    Net unrealized loss on investment
       securities available for sale                              (384)            -               -                    (384)
    Unearned ESOP shares                                        (3,337)            -               -                  (3,337)
    Shares acquired by MSBP                                     (1,515)            -               -                  (1,515)
    Treasury stock, at cost                                    (11,116)            -               -                 (11,116)
    Retained earnings                                           39,400             -               -                  39,400
                                                           -----------     -----------       ---------           -----------

          Total shareholders' equity                            75,122             -               -                  75,122
                                                           -----------     -----------       ---------           -----------

          Total liabilities and shareholders' equity       $   528,910     $   137,956       $     -             $   666,866
                                                           ===========     ===========       =========           ===========


(1) Deposit premium paid to Cenlar Federal Savings Bank, representing core deposit intangible and goodwill to be amortized over periods ranging up to 15 years, using accelerated and straight-line methods, respectively.

                            TF Financial Corporation

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                         Six months ended June 30, 1996

                  (dollars in thousands, except per share data)

                                                                         Branches of
                                                                             Cenlar
                                                             TF             Federal
                                                         Financial          Savings        Pro forma           Combined
                                                       Corporation            Bank *      adjustments          pro forma
                                                       -----------            ------      -----------          ---------

Interest income                                        $     18,073   $         -         $       3,873(1)   $     21,946

Interest expense                                              9,320             -                 2,961(2)         12,281
                                                       ------------   --------------      -------------      ------------

       Net interest income                                    8,753             -                   912             9,665

Provision for loan losses                                        90             -                   -                  90
                                                       ------------   --------------      -------------      ------------

       Net interest income after provision for
          loan losses                                         8,663             -                   912             9,575

Other income                                                    994             -                   -  (3)            994

Other expense                                                 5,403             -                   689(4)          6,575
                                                                                                    483(5)
                                                       ------------   --------------      -------------      ------------

       Income (loss) before income taxes (benefit)            4,254             -                  (260)            3,994

Income taxes (benefit)                                        1,758             -                  (104)(6)         1,654
                                                       ------------   --------------      -------------      ------------

       NET INCOME                                     $       2,496   $         -        $         (156)    $       2,340
                                                      =============   ==============     ==============     =============


Income per share of common stock and
    common stock equivalent                          $         0.58   $         -      $            -       $        0.54

Weighted average shares outstanding                       4,301,000             -                   -           4,301,000




*Due to the nature of the transaction, historical figures are not available nor relevant.


See accompanying Notes to Unaudited ProForma Combined Condensed Statement of Income

                            TF Financial Corporation

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                                  June 30, 1996

(1)  Cash received of  $126,969,000  invested at an annual earnings rate of 6.1%
     which   represents  the  yield  on  investment   securities   purchased  in
     anticipation of the transaction

(2) Deposits assumed of $137,736,000 at an average interest cost of 4.3% representing the current historic average rate of the deposits acquired

(3)  Fee income generated from demand deposits not material

(4) Annual cost of operating acquired branches, including FDIC insurance, based on average deposit balances

(5) Amortization of core deposit intangible and goodwill of $9,476,000 over periods ranging up to 15 years, using accelerated and straight-line methods, respectively

(6) Federal and state income taxes at 40% incremental rate for TF Financial Corporation

                            TF Financial Corporation

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

                  (dollars in thousands, except per share data)

                                                                        Branches of
                                                                          Cenlar
                                                             TF          Federal
                                                         Financial       Savings             Pro forma         Combined
                                                       Corporation       Bank *              adjustments       pro forma
                                                       -----------       ------              -----------       ---------

Interest income                                        $     29,630   $         -         $       7,364(1)   $     36,994

Interest expense                                             14,403             -                 5,923(2)         20,326
                                                       ------------   -------------       -------------      ------------

       Net interest income                                   15,227             -                 1,441            16,668

Provision for loan losses                                        72             -                   -                  72
                                                       ------------   -------------       -------------      ------------

       Net interest income after provision for
          loan losses                                        15,155             -                 1,441            16,596

Other income                                                  1,161             -                   -  (3)          1,161

Other expense                                                 9,975             -                 1,377(4)         12,317
                                                                                                    965(5)
                                                       ------------   -------------       -------------      ------------

       Income (loss) before income taxes (benefit)            6,341             -                  (901)            5,440

Income taxes (benefit)                                        2,470             -                  (360)(6)         2,110
                                                       ------------   -------------       -------------      ------------

       NET INCOME                                     $       3,871   $         -        $         (541)    $       3,330
                                                      =============   =============      ==============     =============


Income per share of common stock and
    common stock equivalents                         $         0.83   $         -      $            -      $         0.72

Weighted average shares outstanding                       4,638,000             -                   -           4,638,000


* Due to the nature of the transaction, historical figures are not available nor relevant.

See accompanying Notes to Unaudited Pro Forma Combined Condensed Statement of Income

                            TF Financial Corporation

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                                December 31, 1995

(1)  Cash received of  $126,969,000  invested at an annual earnings rate of 5.8%
     which   represents  the  yield  on  investment   securities   purchased  in
     anticipation of the transaction

(2) Deposits assumed of $137,736,000 at an average interest cost of 4.3% representing the current historic average rate of the deposits acquired

(3)  Fee income generated from demand deposits not material

(4) Annual cost of operating acquired branches, including FDIC insurance, based on average deposit balances

(5) Amortization of core deposit intangible and goodwill of $9,476,000 over periods ranging up to 15 years, using accelerated and straight-line methods, respectively

(6) Federal and state income taxes at 40% incremental rate for TF Financial Corporation